UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  August 17, 2005
                                                ______________________________


               Prudential Bancorp, Inc. of Pennsylvania
______________________________________________________________________________
        (Exact name of registrant as specified in its charter)



   Pennsylvania                       000-51214                  68-0593604
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



1834 Oregon Avenue, Philadelphia, Pennsylvania                      19145
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code    (215)  755-1500
                                                  ____________________________



                             Not Applicable
______________________________________________________________________________
 (Former name or former address, if changed since last report)


    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.03 Amendments to Articles of Incorporation and Bylaws; Change in Fiscal Year
          ----------------------------------------------------------

     On August 17, 2005, the Board of Directors of Prudential Bancorp, Inc. of Pennsylvania (the "Company") approved amendments to Sections 2.10 and 3.12 of the Company's Bylaws to provide that the deadline for submitting shareholder proposals and shareholder nominations for directors with respect to the first annual meeting of shareholders of the Company expected to be held in January or February 2006, will be October 15, 2005.

     Bylaw Sections 2.10(b) and 3.12(b), as amended, are attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

          Exhibit No.    Description
          -----------    -------------------------------------------

          99.1 Company Bylaw Sections 2.10(b) and 3.12(b), as amended




























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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA


                         By: /s/ Thomas A. Vento
                             ----------------------------------------
                             Name:   Thomas A. Vento
                             Title:  President and Chief Executive Officer

Date: August 19, 2005

































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